Exhibit 99.6

RESTRICTED  STOCK  UNIT  AWARD  CERTIFICATE

for Non-Employee Directors

Non-transferable

GRANT TO

(“Grantee”)

by Duke Realty Corporation (the “Company”) of

[        ]

restricted stock units convertible into shares of its common stock, par value $0.01 (the “Units”) pursuant to and subject to the provisions of the Duke Realty Corporation 2005 Non-Employee Directors Compensation Plan (the “Directors Compensation Plan”), which is operated as a subplan of the Duke Realty Corporation 2005 Long-Term Incentive Plan (the “Equity Incentive Plan” and, together with the Directors Compensation Plan, the “Plans”), and to the terms and conditions set forth on the following page.

Unless vesting is accelerated in accordance with the Plans, the Units shall vest (become non-forfeitable) in accordance with the following schedule:

Continuous Status as a Participant after Grant Date	Number of Units Vested	Percent of Units Vested
Less than 1 Year	0	0%
1 Year	XXX	20%
2 Years	XXX	40%
3 Years	XXX	60%
4 Years	XXX	80%
5 Years	XXX	100%
Total Vesting	XXX

IN WITNESS WHEREOF, Duke Realty Corporation has caused this Certificate to be executed as of the Grant Date, as indicated below.

DUKE REALTY CORPORATION

By:
Its: Authorized Officer

Grant Date:

Accepted by Grantee:

TERMS AND CONDITIONS

1.  Grant of Units.  The Company hereby grants to the Grantee named on page 1 hereof, subject to the restrictions and the terms and conditions set forth in the Plans and in this award certificate (this “Certificate”), the number of restricted stock units indicated on page 1 hereof (the “Units”) which represent the right to receive an equal number of Shares of the Company’s Stock on the terms set forth in this Certificate.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plans.

2.  Vesting of Units.  The Units have been credited to a bookkeeping account on behalf of Grantee.  The Units will vest and become non-forfeitable on the earliest to occur of the following (the “Vesting Date”):

(a)          as to the number of the Units specified on page 1 hereof, on the respective anniversaries of the Grant Date specified on page 1 hereof, or

(b)         the termination of Grantee’s service as a director of the Company due to death, Director Disability, or Director Retirement, or

(c)          the occurrence of a Change in Control.

If Grantee’s service as a director terminates prior to the Vesting Date for any reason other than as described in (b) or (c) above, Grantee shall forfeit all right, title and interest in and to the Units as of the date of such termination and the Units will be reconveyed to the Company without further consideration or any act or action by Grantee.  If Section 409A of the Code is determined to apply to this Award, any reference herein to Grantee’s termination of service shall be interpreted to mean Grantee’s “separation from service” as defined in Code section 409A and Treasury regulations and guidance with respect to such law.

3.  Conversion to Stock.  Unless the Units are forfeited prior to the Vesting Date as provided in Paragraph 2, or deferred as provided in Paragraph 4, the Units will be converted to actual shares of Stock on Vesting Date, and stock certificates evidencing the conversion of Units into shares of Stock will be registered on the books of the Company in Grantee’s name as of the Vesting Date and delivered to Grantee as soon as practical thereafter.

4.  Deferral Election.  Grantee may elect with respect to any or all of the Units to defer delivery of the shares of Stock that would otherwise be due on the Vesting Date until a designated later time.  Any such deferral shall be made pursuant to the terms and conditions of the Directors’ Deferred Compensation Plan as then in effect, and the Committee may, in its sole discretion, establish such other rules and procedures for such payment deferrals as shall be required for compliance with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

5.  Dividend Equivalents.  If and when dividends or other distributions are paid with respect to the Stock while the Units are outstanding, the dollar amount or fair market value of such dividends or distributions with respect to the number of shares of Stock then underlying the Units shall be converted into additional Units in Grantee’s name, based on the Fair Market Value of the Stock as of the date such dividends or distributions were payable.  Such additional Units acquired upon the reinvestment of dividends or distributions shall be immediately vested when credited to Grantee’s account, but will be converted to actual shares of Stock on the earlier of: (i) the same date as the original Units with respect to which they were credited are converted to Stock, or (ii) if such original Units fail to vest and are therefore forfeited, as soon as practical after the date on which the original Units were forfeited.  Upon conversion of the Units into shares of Stock, Grantee will obtain full voting and other rights as a stockholder of the Company.

6.  Changes in Capital Structure.  The provisions of Article 15 of the Equity Incentive Plan shall apply to this award and are incorporated herein by reference.  Without limiting the foregoing, in the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another company, whether through reorganization, recapitalization, statutory share exchange, reclassification, stock split-up, combination of shares, merger or consolidation, or otherwise, there shall be substituted for each share of Stock then underlying a Unit subject to this Certificate the number and class of shares into which each outstanding share of Stock shall be so exchanged.

7.  Restrictions on Transfer and Pledge.  No right or interest of Grantee in the Units may be pledged, hypothecated or otherwise encumbered to or in favor of any party other than the Company or an Affiliate, or be subjected to any lien, obligation or liability of Grantee to any other party other than the Company or an Affiliate.  Units are not assignable or transferable by Grantee other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code; but the Committee may permit other transfers.

8.  Limitation of Rights.  The Units do not confer to Grantee or Grantee’s beneficiary any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the Units.  Nothing in this Certificate shall interfere with or limit in any way the right of the Company to terminate Grantee’s service as a director at any time, nor confer upon Grantee any right to continue as a director of the Company.

9.  Amendment.  The Committee may amend, modify or terminate this Certificate without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee’s consent, reduce or diminish the value of this Award.  Notwithstanding anything herein to the contrary, the Committee may, without Grantee’s consent, amend or interpret this Certificate to the extent necessary to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

10.  Plans Control.  The terms contained in the Plans are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plans.  In the event of any actual or alleged conflict between the provisions of the Plans and the provisions of this Certificate, the provisions of the Plans shall be controlling and determinative.  In the event of any actual or alleged conflict between the provisions of the two Plans, the provisions of the Equity Incentive Plan shall be controlling and determinative.

11.  Successors.  This Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Certificate and the Plans.

12.  Severability.  If any one or more of the provisions contained in this Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

13.  Notice.  Notices and communications under this Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, IN 46240; Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.